EXHIBIT (11)




                      CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" and "General Information - Counsel and Auditors" and to the use of our report dated November 28, 1995 in this Registration Statement (Form N-1A No. 33-3706) of Winthrop Focus Funds.




                                /s/  ERNST & YOUNG LLP


                                     ERNST & YOUNG LLP


New York, New York
December 26, 1995